SCHEDULE 13D JOINT FILING AGREEMENT


          This will confirm the agreement by and among the undersigned  that the
Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Ordinary Shares, 50 pence par value per share, of Amarin Corporation plc is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below, in accordance with Rule 13d-1 under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                      Dated as of October 26, 2009


                                      Abingworth Bioventures V L.P.

                                      By:  Abingworth LLP
                                      Its: Manager


                                      By:   /s/ Timothy J. Haines
                                         ---------------------------------------
                                         Name:  Timothy J. Haines
                                         Title: Partner


                                      Abingworth Bioventures V Co-Invest Growth
                                      Equity Fund LP

                                      By:  Abingworth LLP
                                      Its: Manager


                                      By:   /s/ Timothy J. Haines
                                         ---------------------------------------
                                         Name:  Timothy J. Haines
                                         Title: Partner


                                      Abingworth Bioequities Master Fund Limited


                                      By:   /s/ John G. Heard
                                         ---------------------------------------
                                         Name:  John G. Heard
                                        Title:  Authorized Signatory


                                      Abingworth LLP


                                      By:   /s/ Timothy J. Haines
                                         ---------------------------------------
                                         Name:  Timothy J. Haines
                                         Title: Partner